VOLUMETRIC FUND,  INC.
          87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
               (845) 623-7637 - (800) 541-3863

Dear Shareholder:                                       April 20, 2001

    It is my pleasure to invite you to the 2001 Annual Meeting of shareholders at 8:00 p.m. on Monday evening, June 11, 2001, at the Comfort Inn in Nanuet, New York.

    A blue proxy is enclosed with the notice of meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to attend the meeting, we would appreciate it if you would sign and date the proxy and return it to us promptly in the enclosed envelope. Since desserts and refreshments will be served at the meeting, please indicate on the proxy if you plan to attend.

    I look forward to seeing you at the meeting.
                                      Sincerely,

                                   /s/ Gabriel Gibs
                                      Gabriel J. Gibs
                                      Chairman and President

                      VOLUMETRIC FUND, INC.
            Notice of Annual Meeting of Shareholders
                         June 11, 2001

The Annual Meeting of shareholders of Volumetric Fund, Inc., a New York Corporation, will be held at the Comfort Inn, 425 East Route 59, Nanuet, New York, Monday, June 11, 2001, at 8:00 p.m., Eastern Standard Time, for the purpose of:
    1. To elect eleven (11) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;
    2. To consider and act upon the selection of the firm of Feuer, Orlando & Pye, CPA'S, L.L.P., as independent auditors of the Fund.
    3. To transact such other business as may properly come before the meeting.
    Shareholders of record at the close of business on Thursday, April 19, 2001, will be entitled to receive this notice and to vote at the meeting.
                             By Order of the Board of Directors

                              /S/ Irene J Zawitkowski
Pearl River, New York             Irene J. Zawitkowski
April 20, 2001                    Executive Vice President and Secretary

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY THAT IS
SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

DIRECTIONS
    Take Palisades Interstate Parkway to exit 8W to Rt. 59 West. Make U-turn and proceed eastbound on Route 59 to Comfort Inn. The Inn is located at the southwest corner of Palisades Parkway and Route 59.

    Please call the Fund or the Comfort Inn at (845) 623-6000, if additional directions are needed.

                       VOLUMETRIC FUND, INC.
             87 Violet Drive, Pearl River, New York 10965

                        PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2001


    The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held on June 11, 2001, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a shareholder who has signed the proxy does not alone revoke the proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

    At the Annual Meeting shareholders will be asked to:

          1. To elect eleven (11) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

          2. To consider and act upon the selection of Feuer, Orlando & Pye, CPA'S, L.L.P., as independent auditors of the Fund;

          3. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business day on Thursday, April 19, 2001, will be entitled to receive this notice and to vote at the meeting. Each share of stock is entitled to one vote.

    At the close of business day on April 19, 2001, the Fund had outstanding 1,015,237 shares of common stock. The Fund had no beneficial owners of Common Stock owning more than 5% of the outstanding shares.


1. ELECTION OF DIRECTORS
    Eleven directors are to be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all of the nominees will be voted for the election of directors of named person named on the subsequent page, all of whom except Mark R. Johnson, are currently directors. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to expect that any nominee will not be a candidate at the meeting.

    During 2000, directors who are not salaried employees of Volumetric Advisers, Inc., received a fee of $150, which included travel expenses, for each meeting of the Board of Directors attended. This fee was paid by Volumetric Advisers.

    Nominated directors as a group beneficially owned 131,973 shares or 13.00% of the outstanding Common Stock on April 19, 2001. This does not include shares beneficially owned by spouses, children or other relatives of directors. However, it does include directors' joint accounts with spouses and custodian or trust accounts for their minors.

    The information on the next page for each nominee concerning occupation for the past 5 years and age has been furnished to the Fund by the individuals named. Each nominee who is deemed an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.





Director                Occupation                                              Director     Shares
                                                                       Age      Since(1)     Owned
William P. Behrens*(2)  Chief Executive Officer of  Investec Ernst     62        1987            445
                        & Company, a member of New York, American
                        and other stock exchanges. Mr. Behrens is
                        also an American Stock Exchange and NASDAQ
                        Official.

Jeffrey J. Castaldo     Executive Director, Capelli Enterprises, a     39        1994          2,176
                        commercial real estate development and
                        management company.

George Curtis           President, CCP Printing, Inc.                  72        2000          2,639

Gabriel J. Gibs*(3)     Founder, Chairman and President of the         64        1978         31,328
                        Fund since 1978. Mr. Gibs is also President
                        of Volumetric Advisers, Inc., the Fund's
                        investment adviser.

Mark R. Johnson         Dentist. Owner of a dental practice.           62                      3,381

Wayne W. Moshier        Retired. Formerly President of  SST            69        1998         45,061
                        Corporation, a pharmaceutical and fine
                        chemical products company.

Marcel A. Olbrecht      Director of Operations, Honeywell.
                        Previously with Allied Signal which merged     55        1998         11,118
                        with Honeywell. Prior to 1998, Vice
                        President, Lonza, Inc., an international
                        chemical manufacturer.

Stephen J. Samitt       Principal, Briggs Bunting &  Dougherty, LLP,
                        a full service public accounting firm.         59        1996          3,987

David L. Seidenberg*(4) Vice President of Davos Chemical Company.
                        Mr. Seidenberg is also Treasurer of the Fund.  54        1983         26,374

Raymond W. Sheridan*    Owner, Sheridan Associates. Insurance and      50        1995          2,421
                        Real Estate Brokers. Mr. Sheridan is also
                        Vice President of the Fund.

Irene J. Zawitkowski*   Executive Vice President, Secretary and        48        1978          2,973
                        Assistant Portfolio Manager of the Fund.
                        Ms. Zawitkowski is also Executive Vice
                        President of Volumetric Advisers, Inc.






(1) Prior to 1986 the Fund was a limited partnership. It was supervised, controlled and managed by its general partners.
(2) Investec Ernst & Co. is a principal broker of the Fund for its securities transactions. Investec and the Fund's adviser have an agreement regarding the distribution of the Fund's shares. Investec Ernst & Co. owns 4,077 shares of the Fund.
(3) Not included are 6,709 shares owned by Volumetric Advisers, Inc., the Fund's management company, whose principal shareholder is Mr. Gibs.
(4) Mr. Seidenberg is also the Trustee of Davos Chemical Retirement Trust, which owns 32,332 shares of the Fund' s Common Stock.



                     2. INDEPENDENT PUBLIC ACCOUNTANTS

    The accounting firm of Feuer, Orlando & Pye, CPAs, L.L.P., 220 Fifth Ave., New York, NY 10001 has been appointed by the Board of Directors to be the independent accountants for the preparation of the Fund's audited financial statements for calendar year 2001, subject to ratification by the Shareholders. Feuer, Orlando & Pye, and its predecessor firm of Edward S. Feuer, PC, has served as the Fund's independent accountant since October 15, 1987, and coordinated the audit of the Fund's books and records for the year ended December 31, 2000.

    It is anticipated that Mr. Feuer or Mr. Orlando will be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.


                            3. OTHER MATTERS

    The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 2000, which has been mailed to all shareholders.

    The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be born by the Investment Adviser.

    The Board of Directors knows of no other matter to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.






THE  FOLLOWING  CHARTED INFORMATION WAS PRESENTED AS A
BAR GRAPH  IN THE ANNUAL  REPORT  SHOWING THE FOLLOWING



COMPARISION OF CHANGE IN THE VALUE  OF  A $10,000 INVESTMENT IN
 VOLUMETRIC FUND VERSUS THE NEW YORK STOCK EXCHANGECOMPOSITE INDEX*.
                  (Years Ending 12/31)


     Average Annual Total Returns Of The Fund (as of 12/31/00)*

     1 Year   5 Years  10 Years  Since 1/1/79
     -1.8%     9.5%     11.1%      13.3%

YEAR      VOLUMETRIC      NYSE INDEX
1978       $ 10,000       $ 10,000
1979       $ 11,630       $ 11,550
1980       $ 15,991       $ 14,456
1981       $ 18,712       $ 13,198
1982       $ 21,876       $ 15,046
1983       $ 26,321       $ 17,664
1984       $ 27,696       $ 17,894
1985       $ 36,524       $ 22,564
1986       $ 39,225       $ 25,723
1987       $ 38,637       $ 25,646
1988       $ 46,349       $ 28,954
1989       $ 53,743       $ 33,587
1990       $ 50,963       $ 31,068
1991       $ 68,902       $ 38,524
1992       $ 76,331       $ 40,334
1993       $ 77,839       $ 43,521
1994       $ 76,104       $ 42,128
1995       $ 89,336       $ 55,314
1996       $103,189       $ 71,160
1997       $121,987       $ 92,728
1998       $134,914       $108,074
1999       $141,866       $117,909
2000       $139,355       $119,088


*All distributions and dividends were reinvested. Past performance is not predictive of future performance.